UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2016

Hardinge Inc.
(Exact name of registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Hardinge Drive Elmira, NY		14902
(Address of principal executive offices)		(Zip Code)

(607) 734-2281
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Statement

On November 3, 2016, Hardinge Inc. (the “Company”) filed a Current Report on Form 8-K (the “Report”) to disclose that Ryan Levenson was elected to the Company’s Board of Directors on October 28, 2016. This Amendment No. 1 to the Current Report on Form 8-K/A amends Item 5.02 of the Report to disclose Mr. Levenson’s committee assignment on the Company’s Board of Directors.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2017, the Company’s Board of Directors determined that Ryan Levenson will serve as a member of the Company’s Nominating and Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hardinge Inc.
(Registrant)
Date	February 8, 2017
/s/ Douglas J. Malone
Douglas J. Malone Vice President and Chief Financial Officer